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                                                               EXHIBIT 23-a
                                                               ------------



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 3, 1995 included in Ameritech Corporation's Annual Report on Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.



                                      (Signature of Arthur Andersen LLP)

                                               ARTHUR ANDERSEN LLP



Chicago, Illinois
June 7, 1995